UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23084

Series Portfolios Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Ryan Roell, President
Series Portfolios Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6839
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2022

Date of reporting period:  May 31, 2022

Item 1. Reports to Stockholders.

(a)

InfraCap Equity Income Fund ETF

Ticker Symbol:  ICAP

Semi-Annual Report
May 31, 2022

INFRACAP EQUITY INCOME FUND ETF

Dear Shareholder:

Infrastructure Capital Advisors, LLC (“InfraCap” or “we”), the investment advisor to the InfraCap Equity Income Fund ETF (“ICAP ETF”), is a leading provider of investment management solutions that seeks to meet the needs of income-focused investors. The ICAP ETF includes a selection of dividend-paying companies that we believe are well positioned for market cycles, including allocations to sectors such as: Utilities, Telecommunications, select REIT sub-sectors, Energy, and Financials. According to our research, dividend paying securities in these sectors are likely to exhibit lower correlations to interest rate hikes and are positioned to perform well, despite the potential for prolonged inflation. In the current market environment, we believe ICAP ETF’s diversified portfolio of assets provides investors a key tool to building a well-constructed income generating portfolio.

ICAP ETF’s investment objective is to maximize income and pursue total return opportunities. We seek to achieve this objective by opportunistically employing various strategies tailored to particular market cycles and environments. ICAP ETF will seek to invest at least 80% of its investments in equity securities of companies that pay dividends during normal market conditions. We will purchase and write put and call options in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio.

Accordingly, we will focus on positioning the ICAP ETF portfolio in sectors and holdings that we believe are suitable for this market environment. We believe we can deploy ICAP ETF’s strategies to maximize income, notwithstanding periods of heightened volatility due to uncertain market conditions. We can deploy strategic options strategies as well to take advantages of volatility, manage market corrections, and maintain portfolio concentrations.

We continue to believe that our actively managed income focused approach is beneficial for investors and advisers alike. On the following pages, you will find information relevant to your ICAP ETF investment. If you have any questions, I encourage you to contact your financial advisor or InfraCap directly. You can also obtain additional information, including our daily portfolio holdings, on the ICAP ETF website located at: www.icapetf.com.

Thank you for the opportunity to help you meet your income investing needs.

Jay D. Hatfield
Chief Investment Officer and Chief Executive Officer
Infrastructure Capital Advisors, LLC

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited)
May 31, 2022

OVERVIEW

Jay Hatfield, CEO of Infrastructure Capital Advisors, LLC (the “Adviser”) leads the Adviser’s investment management team. The Adviser’s newest product, the InfraCap Equity Income Fund ETF (the “Fund”), seeks to maximize income and pursue total return opportunities. To obtain high yield and total return, the Adviser favors sectors and industries that it views as undervalued on a relative basis. For example, the Adviser may overweight issuers in the real estate sector over the financial sector when the market has oversold a real estate sector or has overbought a financial sector.

MARKET UPDATE

The Fund’s return for the period inception ending May 31, 2022 was 4.67%. The S&P 500 Index had a return of -13.11% during the same period.

For the first half of 2022, the market can be characterized as contractionary, resulting from quantitative tightening and inflation pressures in the United States. Nonetheless, the market and economic effects that resulted from the onset of the Covid-19 global pandemic in February 2020 have largely subsided. There are still impacts to supply and demand dynamics, but we believe they will subside in 2023. Recovery in international travel will likely support demand in service-related industries as global herd resistance (not immunity) increases through vaccination and infection and global economies continue to reopen and reduce social distancing measures.

The Fund’s portfolio selection emphasizes issuers that own long-lived assets that generate cash flows. In addition, the Fund selectively invests in high yielding preferred stocks from sectors including REITs, Pipelines, and Industrials. We believe our selection of high yielding preferred and equity securities in the portfolio will allow the Fund to perform well over the longer cycle, particularly during this period of rising interest rates (from a historically low-rate environment) and help reduce portfolio volatility.

DIVIDEND PAYMENTS

In the period ending May 31, 2022, the Fund made dividend payments in the amount of $0.175 per share in January, February, March, April, and May of 2022.

The Fund’s dividend policy is reviewed on an annual basis with the expectation that the announced dividend rate can be sustained for a period of 12 – 24 months under normal market conditions. The Fund’s targeted dividend is expected to be covered by net investment income (which includes ordinary income and short and long-term capital gains, less expenses). For the purpose of calculating income available for distribution, some cash payments from companies in sectors such as REITs, MLPs, or Utilities are treated as Return of Capital for tax or GAAP purposes may be included. Expenses of the Fund include an 80 basis point advisory fee, leverage costs, and other miscellaneous fees.

The Fund seeks to maintain relatively stable monthly distributions, although the amount of income earned by the Fund varies from period-to-period. Accordingly, the amount of income distributed in any one period may be more or less than the actual amount of income earned in that period, and the Fund reserves the flexibility to distribute less than the full amount of income earned during a specific period to preserve income for distribution in future periods. The Fund’s 30-day SEC yield was 7.75% as of May 31, 2022.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
May 31, 2022

USE OF LEVERAGE

As described in the Fund’s prospectus, the Fund may use leverage to maximize income and pursue total return opportunities. The leverage ratio is expected to be maintained in a range of 10-35% of the Fund’s total assets over the long term. As of May 31, 2022, the Fund’s weighted average leverage ratio was approximately 24.06% of the Fund’s net asset value. The Fund’s use of leverage positively impacted Fund performance during the period. The Fund’s cost of borrowing is competitive, and the Adviser believes that borrowed funds can help generate an attractive positive spread. The Fund borrows at a 120-basis point premium to the daily overnight bank borrowing rate, which remained low at .82% as of May 31, 2022.

USE OF OPTIONS

As described in the Fund’s prospectus, the Fund may utilize options strategies in an effort to generate additional income and reduce volatility in the portfolio, remove or add securities from the portfolio (i.e., convertible securities), facilitate total return opportunities, and hedge against market risks or other risks in the Fund’s portfolio. The Fund’s primary option activity is covered call writing, which is focused on a number of common stocks held by the Fund.

OUTLOOK

We believe that there continue to be opportunities for active managers to provide alpha for investors, especially during tough market environments. We remain positive that the US economy will be supported by the recovery of international travel in 2022 as global herd resistance (not immunity) to COVID increases as a result of widespread vaccination and infection (together with pharmaceuticals) helping to contain the virus. Further, we are optimistic about the retention of the 21% corporate tax rate vs. the planned increase to 26%, which is still very bullish for GDP as corporate tax rates are 33% negatively correlated with growth globally, and rising mortgage rates, which have already increased from a low of 2.82% to 5.10% at the end of the second quarter and are expected to moderate the housing bubble created by loose Fed policy.

We believe that the Fed will continue its $9 trillion run-off of treasuries and mortgage securities, ramping up to $95 billion per month by September 2022. This continued tightening is likely to put more pressure on speculative investments that are still in a bubble, such as cryptocurrencies and highly valued technology companies. We continue to focus on diversification and asset allocations with dividend stocks such as utilities, telecom services, pipelines, consumer staples, and preferred stocks with significant dividends.

INFRACAP EQUITY INCOME FUND ETF

Management’s Discussion of Operations (Unaudited) – Continued
May 31, 2022

The preceding information is the opinion of the Adviser. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Statements of fact are from sources considered reliable, but the Adviser make no representation or warranty as to their completeness or accuracy. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized. This discussion includes information based on data and calculations sourced from Bloomberg and index constituents. While we believe that the data is reliable, we have not sought, nor have we received, permission from any third-party to include their information.

This material must be preceded or accompanied by a prospectus.

A WORD ABOUT RISKS

Investing involves risk, including possible loss of principal. An investment in the Fund may be subject to risks which include, among others, investing in equities securities, dividend paying securities, utilities, small-, mid- and large-capitalization companies, real estate investment trusts, master limited partnerships, foreign investments and emerging, debt securities, depositary receipts, market events, operational, high portfolio turnover, trading issues, active management, fund shares trading, premium/discount risk and liquidity of fund shares, which may make these investments volatile in price. Foreign investments are subject to risks, which include changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations, and changes in currency exchange rates which may negatively impact the Fund's returns. Small and Medium-capitalization companies, foreign investments and high yielding equity and debt securities may be subject to elevated risks. The Fund is a recently organized investment company with no operating history. Please see prospectus for discussion of risks.

Distributor, Quasar Distributors, LLC.

INFRACAP EQUITY INCOME FUND ETF

Expense Example (Unaudited)
May 31, 2022

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including broker commissions on the purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund specific expenses. The expense example is intended to help the shareholder understand ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent period.

The Actual Expenses comparison provides information about actual account values and actual expenses. A shareholder may use the information in this line, together with the amount invested, to estimate the expenses paid over the period. A shareholder may divide his/her account value by $1,000 (e.g., an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses paid on his/her account during this period.

The Hypothetical Example for Comparison Purposes provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid for the period. A shareholder may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, a shareholder would compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the Hypothetical Example for Comparisons Purposes is useful in comparing ongoing costs only and will not help to determine the relevant total costs of owning different funds. In addition, if these transactional costs were included, shareholder costs would have been higher.

				Expenses Paid
	Annualized Net	Beginning	Ending	During Period(1)(2)
	Expense Ratio	Account Value	Account Value	(Inception to
InfraCap Equity Income Fund ETF	(5/31/2022)	(Inception)(1)	(5/31/2022)	(5/31/2022)
Actual(3)(4)	1.24%	$1,000.00	$1,044.50	$5.35
Hypothetical	1.24%	$1,000.00	$1,015.86	$5.27

(1)	Inception date of the Fund was December 28, 2021.
(2)	Expenses are equal to the Fund’s annualized expense ratio for the period multiplied by the average account value over the period, multiplied by 154/365 to reflect its period inception to May 31, 2022.
(3)	Based on the actual NAV returns for the period ended May 31, 2022 of 4.45%.
(4)	Excluding loan and other broker related interest expenses, your actual cost of investing and your hypothetical cost of investing would have been $3.45 and $3.41, respectively.

INFRACAP EQUITY INCOME FUND ETF

Allocation of Portfolio(1) (% of Investments) (Unaudited)
May 31, 2022

Allocation of Industry Sectors(2) (% of Investments) (Unaudited)
May 31, 2022

INFRACAP EQUITY INCOME FUND ETF

Top 10 Equity Holdings(1)(3) (% of Investments) (Unaudited)
May 31, 2022

Dow, Inc.	3.48%
AT&T, Inc.	2.99%
U.S. Bancorp	2.69%
Kilroy Realty Corporation	2.54%
KKR Real Estate Finance Trust, Inc.	2.42%
Enbridge, Inc.	2.30%
Annaly Capital Management, Inc.	2.27%
Phillips 66	2.25%
Prudential Financial, Inc.	2.18%
AllianceBernstein Holding LP	2.03%

(1)
Data expressed as a percentage of investments as of May 31, 2022. Data expressed excludes written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(2)
Data expressed as a percentage of investments as of May 31, 2022. Data expressed excludes convertible preferred stocks, preferred stocks, closed-end funds, short-term investments, such as money market funds and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings and sector allocations. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

(3)
Data expressed excludes short-term investments, such as money market funds and written option contracts. Please refer to the Schedule of Investments and Schedule of Written Options for more details on the Fund’s individual holdings.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited)
May 31, 2022

	Shares	Value
COMMON STOCKS – 66.53%
Aerospace & Defense – 0.26%
Raytheon Technologies Corporation (a)	634	$60,306

Banks – 6.25%
Citigroup, Inc. (a)	3,243	173,208
JPMorgan Chase & Company (a)	691	91,371
KeyCorp (a)(b)	14,107	281,576
Northwest Bancshares, Inc. (a)	8,130	104,796
U.S. Bancorp (a)(b)	14,628	776,308
		1,427,259

Beverages – 0.50%
The Coca-Cola Company	1,788	113,323

Biotechnology – 1.58%
AbbVie, Inc. (a)	1,713	252,445
Gilead Sciences, Inc. (a)	1,652	107,132
		359,577

Capital Markets – 3.80%
AllianceBernstein Holding LP (a)	13,771	585,818
B. Riley Financial, Inc. (a)(b)	1,381	75,058
Blackstone, Inc.	1,748	205,897
		866,773

Chemicals – 4.40%
Dow, Inc. (a)(b)	14,778	1,004,608

Consumer Finance – 2.83%
Ally Financial, Inc. (b)	6,920	304,757
OneMain Holdings, Inc. (a)	7,722	340,231
		644,988

Diversified Telecommunication Services – 11.25%
Allete, Inc. (b)	5,477	339,684
AT&T, Inc. (a)	40,484	861,904
Edison International (a)(b)	2,477	173,167
Lumen Technologies, Inc. (a)	26,703	326,845
PPL Corporation	6,199	187,086
The Southern Company (a)(b)	2,435	184,232
Verizon Communications, Inc. (a)	9,632	494,025
		2,566,943

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2022

	Shares	Value
Entertainment – 0.08%
Warner Bros Discovery, Inc. (b)(c)	962	$17,749

Food & Staples Retailing – 0.21%
Walgreens Boots Alliance, Inc. (a)	1,083	47,468

Food Products – 1.35%
The Kraft Heinz Company (a)(b)	8,160	308,693

Gas Utilities – 0.91%
Northwest Natural Holding Company	3,750	203,587
South Jersey Industries, Inc.	94	3,276
		206,863

Hotels, Restaurants & Leisure – 0.22%
Cracker Barrel Old Country Store, Inc.	504	51,413

Industrial Conglomerates – 0.22%
3M Company	333	49,714

Insurance – 3.68%
Mercury General Corporation (a)	4,320	211,464
Prudential Financial, Inc. (a)	5,914	628,363
		839,827

IT Services – 1.36%
International Business Machines Corporation (a)(b)	2,234	310,169

Multiline Retail – 1.02%
Kohl’s Corporation	5,750	231,840

Multi-Utilities – 0.10%
Consolidated Edison, Inc. (a)	221	21,936

Oil, Gas & Consumable Fuels – 20.64%
Chevron Corporation (a)(b)	3,133	547,210
Devon Energy Corporation (a)	4,044	302,896
Enbridge, Inc. (a)(b)(d)	14,343	661,930
EOG Resources, Inc.	1,000	136,960
Exxon Mobil Corporation (a)(b)	4,094	393,024

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2022

	Shares	Value
Oil, Gas & Consumable Fuels – 20.64% (Continued)
Kinder Morgan, Inc. (a)(b)	18,951	$373,145
Magellan Midstream Partners LP (a)	4,862	251,365
Marathon Petroleum Corporation	2,142	218,034
MPLX LP (a)	7,561	249,135
ONEOK, Inc. (a)	2,163	142,434
Phillips 66 (a)(b)	6,428	648,007
Shell plc (b)(d)	5,602	331,750
TC Energy Corporation (a)(d)	2,342	135,461
Valero Energy Corporation (a)(b)	2,079	269,438
The Williams Company, Inc. (a)	1,320	48,919
		4,709,708

Pharmaceuticals – 1.27%
Bristol-Myers Squibb Company (a)	676	51,004
Johnson & Johnson (a)	334	59,963
Merck & Company, Inc. (a)	723	66,538
Pfizer, Inc. (a)	2,130	112,975
		290,480

Thrifts & Mortgage Finance – 0.64%
New York Community Bancorp, Inc.	8,971	89,531
Provident Financial Services, Inc.	2,498	57,429
		146,960

Tobacco – 1.20%
Altria Group, Inc. (b)	1,532	82,866
Philip Morris International, Inc. (a)	1,809	192,206
		275,072

Trading Companies & Distributors – 0.61%
Fortress Transportation and Infrastructure Investors LLC (a)	4,204	84,374
Triton International Ltd. (a)(d)	873	55,671
		140,045

Wireless Telecommunication Services – 2.15%
Vodafone Group plc (a)(b)(d)	29,493	490,764
Total Common Stocks
(Cost $14,751,018)		15,182,478

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2022

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS (REITs) – 29.01%
Equity Real Estate Investment Trusts (REITs) – 13.61%
EPR Properties (a)	6,110	$313,076
Global Net Lease, Inc. (a)	23,703	342,983
Kilroy Realty Corporation (a)	12,064	732,285
National Health Investors, Inc. (a)(b)	1,747	103,335
National Retail Properties, Inc. (a)(b)	5,574	246,928
The Necessity Retail REIT, Inc. (a)	60,183	480,260
Realty Income Corporation (a)	841	57,373
Simon Property Group, Inc. (a)	720	82,548
Spirit Realty Capital, Inc. (a)	2,431	102,078
VICI Properties, Inc. (a)	14,959	461,485
Vornado Realty Trust (a)	5,254	183,680
		3,106,031

Mortgage Real Estate Investment Trusts (REITs) – 15.40%
AGNC Investment Corporation (a)	34,653	423,806
Annaly Capital Management, Inc. (a)(b)	98,853	653,418
BrightSpire Capital, Inc. (a)	47,432	421,671
KKR Real Estate Finance Trust, Inc. (a)(b)	34,152	697,384
New Residential Investment Corporation	47,973	542,095
Starwood Property Trust, Inc. (a)	14,044	335,511
TPG RE Finance Trust, Inc. (a)	42,090	441,524
		3,515,409
Total Real Estate Investment Trusts (REITs)
(Cost $6,851,622)		6,621,440

CONVERTIBLE PREFERRED STOCKS – 4.62%
Dominion Energy, Inc., 7.250%, 6/1/2022, Series A	442	44,912
EPR Properties, 9.000%, Series E (a)	3,182	104,497
New York Community Capital Trust V, 6.000%, 11/1/2051 (a)	6,332	307,988
South Jersey Industries, Inc., 8.750%, 4/1/2024	604	42,280
The Southern Company, 6.750%, 8/1/2022 (a)	4,173	235,357
UGI Corporation, 7.250%, 6/1/2024 (a)	3,181	319,850
Total Convertible Preferred Stocks
(Cost $1,019,335)		1,054,884

PREFERRED STOCKS – 22.08%
Babcock & Wilcox Enterprises, Inc., 7.750%, Series A (a)	17,794	443,604
Chimera Investment Corporation, 8.000%, Series B (a)(e)	8,850	208,506
Crestwood Equity Partners LP, 9.250% (a)	46,593	452,884
DCP Midstream LP, 7.950%, Series C (a)(e)	17,883	443,677
DigitalBridge Group, Inc., 7.125%, Series H (a)	13,321	317,972
Energy Transfer LP, 7.625%, Series D (a)(e)	17,703	416,198

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Investments (Unaudited) – Continued
May 31, 2022

	Shares	Value
PREFERRED STOCKS – 22.08% (Continued)
Fortress Transportation and
Infrastructure Investors LLC, 8.250%, Series A (a)(e)	17,041	$430,626
Global Net Lease, Inc., 6.875%, Series B (a)	8,463	201,927
New Residential Investment Corporation, 6.375%, Series C (a)(e)	9,571	206,446
New York Mortgage Trust, Inc. 8.000%, Series D (a)(e)	17,672	404,159
NuStar Energy LP, 9.000%, Series C (a)(e)	13,384	333,128
RLJ Lodging Trust, 1.950%, Series A (a)	15,962	429,857
RPT Realty, 7.250%, Series D (a)	4,082	227,449
SCE Trust III, 5.750%, Series H (a)(e)	8,941	208,325
Textainer Group Holdings Ltd., 6.250%, Series B (a)(d)	13,053	313,272
Total Preferred Stocks
(Cost $5,119,019)		5,038,030

CLOSED-END FUNDS – 3.98%
Apollo Investment Corporation (a)	35,344	438,265
Ares Capital Corporation (a)	20,813	403,356
FS KKR Capital Corporation	3,103	67,087
Total Closed-End Funds
(Cost $955,218)		908,708

SHORT-TERM INVESTMENTS – 0.11%
Money Market Funds – 0.11%
First American Government Obligations Fund, Class X, 0.66% (f)	24,898	24,898
Total Short-Term Investments
(Cost $24,898)		24,898
Total Investments
(Cost $28,721,110) – 126.33%		28,830,438
Other Liabilities in Excess of Other Assets – (26.33)%		(6,009,162)
Net Assets – 100.00%		$22,821,276

ETF – Exchange Traded Fund
REITs – Real Estate Investment Trusts
(a)
All or a portion of this security has been committed as collateral for open written option contracts and the Fund’s borrowing. The total value of assets committed as collateral as of May 31, 2022 is $17,286,877.

(b)	Held in connection with a written option contract. See the Schedule of Written Options for further information.
(c)	Non-income producing security.
(d)	Foreign security.
(e)	This security represents a fixed to float/variable rate preferred stock. The coupon rate shown represents the fixed rate as of May 31, 2022.
(f)	The rate quoted is the annualized seven-day effective yield as of May 31, 2022.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited)
May 31, 2022

		Notional
	Contracts (a)	Amount	Value
WRITTEN OPTIONS
Written Call Options
Allete, Inc.
Expiration: June 2022, Exercise Price: $65.00	(10)	$(62,020)	$(325)
Expiration: July 2022, Exercise Price: $65.00	(70)	(434,140)	(5,950)
Ally Financial, Inc.
Expiration: June 2022, Exercise Price: $50.00	(10)	(44,040)	(125)
Expiration: September 2022, Exercise Price: $50.00	(30)	(132,120)	(4,200)
Altria Group, Inc.
Expiration: June 2022, Exercise Price: $56.00	(30)	(162,270)	(120)
Annaly Capital Management, Inc.
Expiration: June 2022, Exercise Price: $7.00	(100)	(66,100)	(250)
Expiration: June 2022, Exercise Price: $8.00	(20)	(13,220)	(10)
Expiration: July 2022, Exercise Price: $7.00	(35)	(23,135)	(123)
Expiration: October 2022, Exercise Price: $8.00	(150)	(99,150)	(525)
B. Riley Financial, Inc.
Expiration: June 2022, Exercise Price: $60.00	(10)	(54,350)	(375)
Chevron Corporation
Expiration: June 2022, Exercise Price: $180.00	(10)	(174,660)	(490)
Expiration: June 2022, Exercise Price: $185.00	(20)	(349,320)	(1,180)
Dow, Inc.
Expiration: June 2022, Exercise Price: $73.00	(30)	(203,940)	(90)
Expiration: June 2022, Exercise Price: $74.00	(30)	(203,940)	(465)
Expiration: June 2022, Exercise Price: $75.00	(30)	(203,940)	(540)
Expiration: July 2022, Exercise Price: $75.00	(10)	(67,980)	(1,305)
Enbridge, Inc. (b)
Expiration: June 2022, Exercise Price: $47.50	(40)	(184,600)	(1,100)
Expiration: July 2022, Exercise Price: $47.50	(70)	(323,050)	(4,900)
Exxon Mobil Corporation
Expiration: June 2022, Exercise Price: $95.00	(10)	(96,000)	(1,965)
Expiration: June 2022, Exercise Price: $96.00	(10)	(96,000)	(2,200)
International Business Machines Corporation
Expiration: June 2022, Exercise Price: $141.00	(10)	(138,840)	(450)
KeyCorp
Expiration: June 2022, Exercise Price: $23.00	(30)	(59,880)	(75)
Expiration: September 2022, Exercise Price: $21.00	(20)	(39,920)	(1,850)
Kinder Morgan, Inc.
Expiration: June 2022, Exercise Price: $20.00	(30)	(59,070)	(195)
Expiration: June 2022, Exercise Price: $20.50	(60)	(118,140)	(360)
Expiration: June 2022, Exercise Price: $20.50	(60)	(118,140)	(1,050)
Expiration: July 2022, Exercise Price: $20.50	(40)	(78,760)	(1,000)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2022

		Notional
	Contracts (a)	Amount	Value
Written Call Options (Continued)
KKR Real Estate Finance Trust, Inc.
Expiration: July 2022, Exercise Price: $22.50	(30)	$(61,260)	$(450)
Expiration: October 2022, Exercise Price: $22.50	(210)	(428,820)	(5,250)
The Kraft Heinz Company
Expiration: June 2022, Exercise Price: $43.00	(20)	(75,660)	(60)
Expiration: June 2022, Exercise Price: $43.00	(70)	(264,810)	(525)
Expiration: June 2022, Exercise Price: $47.00	(10)	(37,830)	(265)
Expiration: July 2022, Exercise Price: $40.00	(70)	(264,810)	(3,115)
National Health Investors, Inc.
Expiration: June 2022, Exercise Price: $60.00	(30)	(177,450)	(2,325)
National Retail Properties, Inc.
Expiration: June 2022, Exercise Price: $50.00	(10)	(44,300)	(50)
Expiration: September 2022, Exercise Price: $50.00	(10)	(44,300)	(350)
Phillips 66
Expiration: June 2022, Exercise Price: $101.00	(10)	(100,810)	(1,400)
Expiration: June 2022, Exercise Price: $101.00	(10)	(100,810)	(2,375)
Expiration: June 2022, Exercise Price: $102.00	(10)	(100,810)	(1,025)
Expiration: June 2022, Exercise Price: $105.00	(30)	(302,430)	(825)
Shell plc
Expiration: June 2022, Exercise Price: $65.00	(30)	(177,660)	(525)
U.S. Bancorp
Expiration: June 2022, Exercise Price: $57.00	(60)	(318,420)	(450)
Expiration: June 2022, Exercise Price: $57.50	(40)	(212,280)	(200)
Valero Energy Corporation
Expiration: June 2022, Exercise Price: $130.00	(10)	(129,600)	(2,055)
Expiration: June 2022, Exercise Price: $132.00	(10)	(129,600)	(1,240)
Vodafone Group plc (b)
Expiration: June 2022, Exercise Price: $16.00	(70)	(116,480)	(5,320)
Expiration: June 2022, Exercise Price: $17.50	(12)	(19,968)	(12)
Expiration: June 2022, Exercise Price: $17.50	(60)	(99,840)	(180)
Expiration: June 2022, Exercise Price: $18.00	(120)	(199,680)	(300)
Warner Bros Discovery, Inc.
Expiration: June 2022, Exercise Price: $30.00	(100)	(184,500)	(150)
			(59,665)
Written Put Options
Chevron Corporation
Expiration: June 2022, Exercise Price: $160.00	(10)	(174,660)	(85)
Expiration: June 2022, Exercise Price: $160.00	(10)	(174,660)	(480)

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Schedule of Written Options (Unaudited) – Continued
May 31, 2022

		Notional
	Contracts (a)	Amount	Value
Written Put Options (Continued)
Edison International
Expiration: June 2022, Exercise Price: $65.00	(10)	$(69,910)	$(225)
Exxon Mobil Corporation
Expiration: June 2022, Exercise Price: $90.00	(10)	(96,000)	(110)
Expiration: June 2022, Exercise Price: $94.00	(20)	(192,000)	(1,130)
Kinder Morgan, Inc.
Expiration: June 2022, Exercise Price: $19.50	(20)	(39,380)	(240)
Expiration: June 2022, Exercise Price: $20.00	(20)	(39,380)	(750)
Phillips 66
Expiration: June 2022, Exercise Price: $97.00	(20)	(201,620)	(700)
Expiration: June 2022, Exercise Price: $99.00	(10)	(100,810)	(1,750)
Shell plc (b)
Expiration: June 2022, Exercise Price: $55.00	(30)	(177,660)	(1,425)
The Southern Company
Expiration: June 2022, Exercise Price: $73.00	(10)	(75,660)	(100)
Expiration: June 2022, Exercise Price: $73.00	(20)	(151,320)	(650)
			(7,645)
Total Written Options
(Premiums received $65,408)			$(67,310)

(a)	100 shares per contract.
(b)	Foreign security.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Assets and Liabilities (Unaudited)
May 31, 2022

ASSETS:
Investments, at value (Cost $28,721,110)	$28,830,438
Receivable for investments sold	358,091
Dividend and interest receiveable	101,962
Deposits at brokers for written option contracts	47,338
Total assets	29,337,829

LIABILITIES:
Written option contracts, at value (Premiums received $65,408)	67,310
Loan payable	5,686,384
Payable for investments purchased	568,899
Payable to Custodian	169,993
Payable to Adviser	14,366
Accrued expenses and other liabilities	9,601
Total liabilities	6,516,553

NET ASSETS	$22,821,276

NET ASSETS CONSIST OF:
Paid-in capital	$22,593,630
Total distributable earnings	227,646
Total net assets	$22,821,276

Net assets	$22,821,276
Shares issued and outstanding(1)	750,000
Net asset value per share	$30.43

(1)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Operations (Unaudited)
For the Period Ended May 31, 2022(1)

INVESTMENT INCOME:
Dividend income	$315,345
Interest income	34
Total investment income	315,379

EXPENSES:
Investment advisory fees (See Note 3)	40,253
Loan interest expense (See Note 8)	20,076
Broker interest expense	2,087
Total expenses	62,416
NET INVESTMENT INCOME	252,963

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	170,731
Written option contracts expired or closed	107,560
Net realized gain	278,291
Net change in unrealized appreciation (depreciation) on:
Investments	109,328
Written option contracts	(1,902)
Foreign currency translation	216
Net change in unrealized appreciation	107,642
Net realized and change in unrealized gain on investments	385,933
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$638,896

(1)	Inception date of the Fund was December 28, 2021.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Changes in Net Assets

For the Period
Inception through
May 31, 2022(1)
(Unaudited)
OPERATIONS:
Net investment income	$252,963
Net realized gain on investments and written option contracts expired or closed	278,291
Net change in unrealized appreciation on investments,
written option contracts and foreign currency translation	107,642
Net increase in net assets resulting from operations	638,896

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings (See Note 4)	(329,332)
From return of capital (See Note 4)	(81,918)
Total distributions to shareholders	(411,250)

CAPITAL SHARE TRANSACTIONS:
Net increase in net assets resulting from capital share transactions(2)	22,593,630

NET INCREASE IN NET ASSETS	22,821,276

NET ASSETS:
Beginning of period	—
End of period	$22,821,276

(1)	Inception date of the Fund was December 28, 2021.
(2)	A summary of capital share transactions is as follows:

	For the Period
	Inception through May 31, 2022(1)
	(Unaudited)
SHARE TRANSACTIONS:	Shares	Dollar Amount
Issued	750,000	$22,593,630
Net increase in shares outstanding	750,000	$22,593,630

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Statement of Cash Flows (Unaudited)
For the Period Ended May 31, 2022(1)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$638,896
Adjustments to reconcile net increase in net assets
from operations to net cash from operating activities:
Purchases of investments	(34,588,683)
Sales of short-term investments, net	(24,897)
Proceeds from sales of investments	6,038,150
Increase in receivable for investments sold	(358,091)
Increase in payable to Adviser	14,366
Increase in dividends and interest receivable	(101,962)
Premiums received on written option contracts	245,039
Written option contracts expired or closed	(47,020)
Increase in payable for investments purchased	568,899
Increase in payable for custodian fees	169,993
Increase in accrued expenses and other liabilities	9,601
Net realized gain on investments	(170,731)
Net realized gain on written option contracts expired or closed	(107,560)
Change in unrealized appreciation/depreciation on investments	(109,328)
Change in unrealized appreciation/depreciation on written option contracts	1,902
Net cash from operating activities	(27,821,426)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	22,593,630
Cash distributions paid to shareholders	(411,250)
Proceeds from credit facility	5,686,384
Net cash provided by financing activities	27,868,764
Net change in cash	$47,338

CASH, FOREIGN CURRENCY AND RESTRICTED CASH:
Beginning Balance	$—
Ending Balance	$47,338

SUPPLEMENTAL DISCLOSURES:
Broker interest expense	$2,087
Cash paid for loan interest expense	$20,076

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH
AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$—
Deposit with brokers
Written options proceeds	47,338

(1)	Inception date of the Fund was December 28, 2021.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Financial Highlights

	For the Period
	Inception through
	May 31, 2022(1)
	(Unaudited)
PER SHARE DATA:(2)
Net asset value, beginning of period	$30.00

INVESTMENT OPERATIONS:
Net investment income(3)	0.64
Net realized and unrealized gain on investments	0.67	(4)
Total from investment operations	1.31

LESS DISTRIBUTIONS:
From net investment income	(0.58)
From net realized gains	—
From return of capital	(0.30)
Total distributions	(0.88)

CAPITAL SHARE TRANSACTIONS:
Transaction fees (see Note 5)	—
Total transaction fees	—
Net asset value, end of period	$30.43

TOTAL RETURN, AT NAV(5)	4.45	%(6)
TOTAL RETURN, AT MARKET(5)	4.67	%(6)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$22,821

Ratio of gross expenses to average net assets	1.24	%(7)
Ratio of loan and broker interest expense to average net assets	0.44	%(7)
Ratio of operating expenses to average net assets excluding loan and broker interest expense	0.80	%(7)
Ratio of net investment income to average net assets	5.03	%(7)
Portfolio turnover rate(8)(9)	44	%(6)

(1)	Inception date of the Fund was December 28, 2021.
(2)	For Fund share outstanding for the entire period.
(3)	Calculated based on average shares outstanding during the period.
(4)	Due to timing of capital share transactions, the per share amount of net realized and unrealized gain (loss) on investments varies from the amounts shown in the Statement of Operations.
(5)	Total return in the table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Excludes in-kind transactions associated with creations of the Fund.
(9)
The numerator for the portfolio turnover rate includes the lesser of purchases or sales (excluding short-term investments, written option contracts and in-kind transactions associated with the creation units and redemptions). The denominator includes the average fair value of long positions throughout the period.

The accompanying notes are an integral part of these financial statements.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited)
May 31, 2022

1.  ORGANIZATION

Series Portfolios Trust (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated July 27, 2015. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The InfraCap Equity Income Fund ETF (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The Fund’s investment objective is to maximize income and pursue total return opportunities. The Fund, under normal conditions, will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies that pay dividends during normal market conditions. The Fund’s investments in equity securities may include common stocks, preferred stocks and convertible securities. The Fund may invest in the equity securities of companies of any market capitalization. To assist the Adviser’s portfolio management process, the Adviser may purchase and write put and call options in an effort to (i) generate additional income and reduce volatility in the portfolio, (ii) remove or add securities from the portfolio (i.e., convertible securities), (iii) facilitate total return opportunities, and (iv) hedge against market risks or other risks in the Fund’s portfolio.

The Fund commenced operations on December 28, 2021. The Fund’s investment adviser, Infrastructure Capital Advisors LLC (the “Adviser”) is responsible for providing management oversight, investment advisory services, day-to-day management of the Fund’s assets, as well as compliance, sales, marketing, and operations services to the Fund. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (the “Codification”) Topic 946 Financial Services – Investment Companies. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

A.  Investment Valuation – The following is a summary of the Fund’s pricing procedures. It is intended to be a general discussion and may not necessarily reflect all the pricing procedures followed by the Fund. Equity securities, including common stocks, preferred stocks, and real estate investment trusts (“REITS”) that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively “Nasdaq”), are valued at the last reported sale price on that exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchanged traded equity security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

In the case of foreign securities, the occurrence of events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. The Fund will value foreign securities at fair value, taking into account such

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

events in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. These securities are categorized in Level 2 of the fair value hierarchy.

Exchange traded funds and closed-end funds are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (including money market funds), other than exchange traded funds, are valued at their reported net asset values (“NAV”). To the extent these securities are valued at their NAV per share, they are categorized in Level 1 of the fair value hierarchy.

Exchange traded options and Flexible Exchange® options (“FLEX options”) are valued at the composite mean price, which calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is principally traded. If the composite mean price is not available, the last sale or settlement price maybe be used. For non-exchange traded options, models such as Black-Scholes can be used to value the options. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. These securities are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees (the “Board”). These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share. The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board regularly reviews reports that describe any fair value determinations and methods.

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2022:

Investments at Fair Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$15,182,478	$—	$—	$15,182,478
Real Estate Investment Trusts (REITs)	6,621,440	—	—	6,621,440
Convertible Preferred Stocks	1,054,884	—	—	1,054,884
Preferred Stocks	5,038,030	—	—	5,038,030
Closed-End Funds	908,708	—	—	908,708
Short-Term Investments	24,898	—	—	24,898
Total	$28,830,438	$—	$—	$28,830,438
Liabilities
Written Options	$—	$(67,310)	$—	$(67,310)
Total	$—	$(67,310)	$—	$(67,310)

As of the period ended May 31, 2022, the Fund did not hold any level 3 securities, nor were there any transfers into or out of Level 3.

B.  Transactions with Brokers – The Fund’s written options contracts’ cash deposits are monitored daily by the Adviser and counterparty. Cash deposits by the Fund are presented as deposits at broker for written option contracts on the Statement of Assets and Liabilities. These transactions may involve market risk in excess of the assets or liabilities reflected on the Statement of Assets and Liabilities.

C.  Cash and Cash Equivalents – The Fund considers highly liquid short-term fixed income investments purchased with an original maturity of less than three months and money market funds to be cash equivalents. Cash equivalents are included in short term investments on the Schedule of Investments as well as in investments on the Statement of Assets and Liabilities. Temporary cash overdrafts are reported as payable to custodian.

D.  Foreign Securities and Currency Translation – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year- end, resulting from changes in exchange rates.

Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

value of the Fund’s investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

E.  Written Option Contracts – The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund writes (sells) put or call options for hedging purposes, volatility management purposes, or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently priced daily to reflect the current value of the option written. Refer to Note 2 A. for a pricing description. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercise price if the option is exercised. These contracts may involve market risk in excess of the amounts receivable or payable reflected on the Statement of Assets and Liabilities. Refer to Note 2 K. for further derivative disclosures and Note 2 I. for further counterparty risk disclosure.

When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes gains or losses if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized appreciation or depreciation on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the premium originally received decreases the cost basis of the security and the Fund realizes gains or losses from the sale of the underlying security. When a written put option is exercised, the cost of the security acquired is decreased by the premium received for the put.

F.  Guarantees and Indemnifications – In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

G.  Security Transactions, Income and Expenses – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Interest income is accounted for on the accrual basis and includes amortization of premiums and accretion of discounts on the effective interest method.

H.  Share Valuation – The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days which the New York Stock Exchange (“NYSE”) is closed for trading.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

I.  Counterparty Risk – The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor its obligations. The Adviser considers the credit worthiness of each counterparty to a contract in evaluating potential credit risk. Written options contracts sold on an exchange do not expose the Fund to counterparty risk; the exchange’s clearinghouse guarantees the options against counterparty nonperformance. Over-the-counter options counterparty risk includes the risk of loss of the full amount of any net unrealized appreciation.

J.  Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K.  Derivatives – The Fund may utilize derivative instruments such as options and other instruments with similar characteristics to the extent that they are consistent with the Fund’s respective investment objectives and limitations. The use of these instruments may involve additional investment risks, including the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities. Derivatives also may create leverage which will amplify the effect of their performance on the Fund and may produce significant losses. Refer to Note 9 for further derivative disclosure.

The Fund has adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations. For the period ended May 31, 2022, the Fund’s average derivative volume is described below:

	Average Quantity	Average Notional Amount
Written Option Contracts	1,081	$4,106,661

Statement of Assets and Liabilities

Fair values of derivative instruments as of May 31, 2022:

	Statement of Assets and
	Liabilities Location	Fair Value
		Assets	Liabilities
Written Option Contracts:
Equity	Written option contracts, at value	$—	$67,310
Total fair values of derivative instruments		$—	$67,310

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2022:

	Net Realized Gain on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$107,560	$107,560
Total	$107,560	$107,560

	Net Change in Unrealized
	Depreciation on Derivatives
	Written
	Option
Derivatives	Contracts	Total
Equity Contracts	$(1,902)	$(1,902)
Total	$(1,902)	$(1,902)

3.  RELATED PARTY TRANSACTIONS

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, a unified management fee (accrued daily) based upon the average daily net assets of a Fund at the annual rate of 0.80%.

Under the Investment Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund except for the fee paid to the Adviser pursuant to the Investment Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

The Advisory Agreement continues in effect for an initial two year period, and from year to year thereafter only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on not more than 60 days’, nor less than 30 days’, written notice to the Adviser when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Adviser on not more than 60 days’ written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) acts as the Fund’s Administrator, transfer agent, and fund accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Board; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. A trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. The Advisor has agreed to pay all expenses of the Fund’s Administrator, transfer agent, fund accountant and custodian in accordance with the Investment Advisory Agreement.

Quasar Distributors, LLC is the Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser, Fund Services, or its affiliated companies.

4.  TAX FOOTNOTE

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of, and during the period ended May 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. The Fund is subject to examination by taxing authorities for the tax periods since the commencement of operations.

Distributions to Shareholders – The Fund intends to distribute all net investment income and net realized gains at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

The tax character of distributions paid for the period ended May 31, 2022 were as follows:

	Ordinary Income	Return of Capital	Total Distributions Paid
5/31/2022	$329,332	$81,918	$411,250

The Fund commenced operations on December 28, 2021.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

5.  DISTRIBUTION FEES

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“the Plan”). In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

6.  SHARE TRANSACTIONS

Shares of the Fund are listed and trade on the New York Stock Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the creation order costs associated with the order, or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee, payable to the Fund, may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to the transaction. Variable fees received by the Funds, if any, are displayed in the Capital Shares Transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales (excluding short-term investments), creations in-kind and redemptions in-kind, by the Fund for the period ended May 31, 2022, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
U.S. Government	$—	$—	$—	$—
Other	$7,948,432	$5,924,615	$26,640,251	$—

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

8.  BORROWING FACILITY

The Fund entered into a Lending Agreement (the “Agreement(s)”) with commercial banks (the “Banks”) that allows the Fund to borrow cash from the Banks. Borrowings under the Agreement are collateralized by investments of the Fund. If the Fund defaults with respect to any of its obligations under the Agreement, the Banks may foreclose on assets of the Fund and/or the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitates the sale of securities at potentially inopportune times. Interest is charged at the OBFR (Overnight Bank Funding Rate) plus an additional percentage rate on the amount borrowed. The Agreement have an on-demand commitment term.

The components of interest expense, average interest rates (i.e., base interest rate in effect plus the spread) and average outstanding balances for the Fund’s borrowing facilities for the period ended May 31, 2022 were as follows:

Stated interest expense	$20,076
Total interest expense	$20,076

Weighted average interest rate	1.64%

Average borrowings	$2,868,956

9.  OFFSETTING ASSETS AND LIABILITIES

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement. Interactive Brokers is the prime broker for the Fund’s exchange traded derivatives. Refer to Note 2 K. for further derivative disclosure.

		Gross	Net Amounts	Gross Amounts not
	Gross	Amounts	Presented	offset in the Statement
	Amounts of	Offset in the	in the	of Assets and Liabilities
	Recognized	Statement of	Statement	Collateral
	Assets/	Assets and	of Assets	Financial	Received/	Net
	Liabilities	Liabilities	and Liabilities	Instruments	Pledged*	Amount
Liabilities:
Description
Written Option Contracts**	$67,310	$—	$67,310	$—	$67,310	$—
	$67,310	$—	$67,310	$—	$67,310	$—

*	In some instances, the actual collateral pledged/received may be more than the amount shown as it includes securities pledged.
**	Wells Fargo Securities, LLC and Interactive Brokers LLC are the prime brokers for all written option contracts held by the Fund as of May 31, 2022.

INFRACAP EQUITY INCOME FUND ETF

Notes to the Financial Statements (Unaudited) – Continued
May 31, 2022

10.  BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2022, no individuals or entities, for the benefit of their customers, owned more than 25% of the outstanding shares of the Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or direction of management of the Fund.

11.  RECENT MARKET EVENTS RISK

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of COVID-19 as a global pandemic, which has resulted in a public health crisis, disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. The global recovery from COVID-19 is proceeding at slower than expected rates due to the emergence of variant strains and may last for an extended period of time. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

12.  SUBSEQUENT EVENTS

Management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On June 24, 2022 the Fund declared an income dividend of $0.1750 per share, payable on June 30, 2022 to shareholders of record on June 28, 2022.

INFRACAP EQUITY INCOME FUND ETF

Board Consideration of Investment Advisory Agreement (Unaudited)
May 31, 2022

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Series Portfolios Trust (the “Trust”), including a majority of the Trustees who have no direct or indirect interest in the investment advisory agreement and who are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must approve the investment advisory agreement for any new fund of the Trust.

In this regard, at a meeting held on October 21-22, 2021 (the “Meeting”), the Board, including the Independent Trustees, considered and unanimously approved an advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its series, the InfraCap Equity Income Fund ETF (the “Fund”) and Infrastructure Capital Management, LLC (“InfraCap”), for an initial two-year term. At the Meeting, the Board considered the factors and reached the conclusions described below in selecting InfraCap to serve as the Fund’s investment adviser and approving the Advisory Agreement.

In advance of the Meeting, InfraCap provided information to the Board in response to requests submitted to it by the Trust’s administrator, on behalf of the Trustees, to facilitate the Board’s evaluation of the terms of the Advisory Agreement. The information furnished by InfraCap included materials describing, among other things: (i) the nature, extent, and quality of the services to be provided to the Fund by InfraCap; (ii) the investment performance of the strategy to be used in managing the Fund; (iii) the Fund’s overall fees and operating expenses, including the proposed unified management fee payable to InfraCap, compared with those of a peer group of registered funds; and (iv) potential “fall-out” benefits InfraCap may receive based on its relationship with the Fund.

In considering and approving the Advisory Agreement, the Board considered the information it believed relevant, including, but not limited to, the information discussed below. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

The Independent Trustees were assisted in their evaluation of the Advisory Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from InfraCap, the Interested Trustee, and management. The following summarizes a number of relevant, but not necessarily all, factors considered by the Board in reaching its determination.

NATURE, EXTENT AND QUALITY OF SERVICES

The Board received and considered various information regarding the nature, extent and quality of services to be provided to the Fund by InfraCap under the Advisory Agreement. This information included, among other things, the qualifications, background, tenure and responsibilities of the portfolio manager who will be primarily responsible for the day-to-day portfolio management of the Fund. It also included information about InfraCap’s plans with respect to the Fund’s investment process and portfolio strategy, the approach to security selection and the overall positioning of the Fund’s portfolio. In particular, the Board considered the Fund’s strategy of investing in the equity securities companies that, during normal market conditions, pay dividends, and that the Fund may purchase and write put and call options to, among other things, generate additional income and reduce volatility. The Board also received and reviewed information about InfraCap’s history and organizational structure and about the Fund’s portfolio manager, Mr. Jay D. Hatfield, noting his background and experience. The Board also noted it met with representatives from InfraCap, including Mr. Hatfield, during the Meeting.

INFRACAP EQUITY INCOME FUND ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
May 31, 2022

The Board evaluated the ability of InfraCap, based on attributes such as its financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance program and compliance record of InfraCap.

The Board considered the special attributes of the Fund as an exchange-traded fund (“ETF”) relative to a traditional mutual fund and the benefits that are expected to be realized from such a structure. The Board also considered the resources committed by InfraCap to support the on-going operations of the Fund.

INVESTMENT PERFORMANCE

The Board reviewed InfraCap’s process for identifying and selecting investments for inclusion in the Fund’s portfolio. For purposes of considering the investment skill and experience of InfraCap, the Board also received historical performance information for other ETFs for which InfraCap serves as a sub-adviser (the “Sub-Advised ETF Clients”) and information concerning how the Fund’s investment strategy would differ from the principal investment strategies for each of the Sub-Advised ETF Clients. The Board considered information comparing each Sub-Advised ETF Client’s performance data to the Fund’s proposed benchmark over various time periods. The Board acknowledged that the Fund is newly formed and had no actual investment performance record. The Board then noted that it would have the opportunity to review the Fund’s actual performance on an on-going basis after its launch and in connection with future reviews of the Advisory Agreement.

FUND EXPENSES AND INVESTMENT MANAGEMENT FEE RATE

The Board received and considered information regarding the Fund’s proposed management fee and anticipated total operating expense ratio.

The Board considered the Fund’s anticipated net expense ratio in comparison to the average and median ratios of funds in an expense group (the “Expense Group”) that was derived from information provided by Morningstar, Inc., an independent provider of investment company data, based on screening criteria applied by the Trust’s administrator in consultation with InfraCap. The Board received a description of the methodology and screening criteria used by the Trust’s administrator to select the registered funds and share classes in the Expense Group. The Board considered the inherent limitations of comparisons to the Expense Group in light of uncertainty as to how the fees of other funds in the Expense Group are set and potentially material differences between the Fund and such other funds. The Board noted it would be able to reevaluate fees in the future in the context of future contract renewals.

The Board reviewed and considered the contractual investment management fee rate that would be payable by the Fund to InfraCap for investment advisory services (the “Management Fee Rate”). Among other information reviewed by the Board was a comparison of the Management Fee Rate of the Fund with those of other funds in the Expense Group. The Board noted the Management Fee Rate of the Fund is higher than the Expense Group’s average and median rates, but the Board noted that the overall expense structure of the Fund is competitive in the context of other factors considered by the Board. In this regard, the Board was informed that the funds in the Expense Group may vary widely in their complexity and that the management of the Fund is among the more complex relative to the Expense Group. The Board also took into consideration the Fund’s “unified fee” structure, under which InfraCap would, in addition to providing investment management services, bear the costs of various third-party services necessary for the Fund to operate. The Board considered that, other than the management fee, InfraCap would pay all operating expenses of the Fund, except for certain costs such as interest, brokerage, acquired fund fees and expenses, extraordinary expenses, and, to the extent it is implemented, fees pursuant to a Distribution and/or Shareholder Servicing (12b-1) Plan.

INFRACAP EQUITY INCOME FUND ETF

Board Consideration of Investment Advisory Agreement (Unaudited) – Continued
May 31, 2022

The Board also received information regarding fees charged by InfraCap to each of the Sub-Advised ETF Clients. The Board considered information regarding the differences in the nature of the services required for InfraCap to manage the Fund as primary investment adviser versus managing a discrete pool of assets as a sub-adviser to another manager’s ETF, noting that InfraCap generally would perform significant additional services and assume substantially greater risks in managing the Fund than in its role as sub-adviser to the Sub-Advised ETF Clients.

Based on its consideration of the factors and information it deemed relevant, including those described above, the Board determined that the Management Fee Rate is reasonable in light of the services to be covered by the Advisory Agreement.

PROFITABILITY

The Board acknowledged that there is no actual information about InfraCap’s profitability earned from the Fund but considered information about InfraCap’s projected profitability based on a set of assumptions. The Board noted that it would have an opportunity to review information about actual profitability earned from the Fund in the context of future contract renewals.

ECONOMIES OF SCALE

With respect to possible economies of scale, the Board considered that the Fund had not yet commenced operations and that InfraCap did not present the Board with information regarding the extent to which economies of scale are expected to be realized as the assets of the Fund grow. The Board noted that the amount and structure of the Fund’s unified fee contemplates a sharing of economies of scale with Fund shareholders. The Board also considered that any reduction in fixed costs associated with the management of the Fund would benefit InfraCap due to the unified fee structure of the Fund, but that the unified fee would protect shareholders from a rise in operating costs and/or a decline in Fund assets and is a transparent means of informing the Fund’s shareholders of the fees associated with the Fund. The Board noted that it would have an opportunity to consider economies of scale in the context of future contract renewals.

OTHER BENEFITS TO INFRACAP

The Board received and considered information regarding potential “fall-out” or ancillary benefits to InfraCap, as a result of its relationship with the Fund. Ancillary benefits could include, among others, benefits attributable to research credits generated by Fund portfolio transactions.

CONCLUSION

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, among other information and factors deemed relevant by the Board, the Board unanimously approved the Advisory Agreement for an initial two-year term.

INFRACAP EQUITY INCOME FUND ETF

Additional Information (Unaudited)
May 31, 2022

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-800-617-0004.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-800-617-0004. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended February 28, is available (1) without charge, upon request, by calling 1-800-617-0004, or on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on the exchange at a price about (i.e. at a premium) or below (i.e. at a discount) the NAV of the Funds are available, without charge on the Funds’ website at www.Infracapequityincomefundetf.com.

INFRACAP EQUITY INCOME FUND ETF

Privacy Notice (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

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INVESTMENT ADVISER
Infrastructure Capital Advisors, LLC
1325 Avenue of the Americas, 28th Floor
New York, NY 10019

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Goodwin Procter LLP
1900 N Street, NW
Washington, DC 20001

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-800-617-0004.

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for Semi-Annual Reports.

Item 3. Audit Committee Financial Expert.

Not applicable for Semi-Annual Reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for Semi-Annual Reports.

The registrant is not a foreign issuer.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable for Semi-Annual Reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Series Portfolios Trust

By (Signature and Title) /s/ Ryan Roell
Ryan Roell, President

Date   8/2/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Ryan Roell
Ryan Roell, President

Date   8/2/2022

By (Signature and Title) /s/ Cullen Small
Cullen Small, Principal Financial Officer

Date   8/2/2022